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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             --------------------

        Date of Report (Date of earliest event reported): July 18, 2006


                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                        1-12387                      76-0515284
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction                     File Number)                 of Incorporation
of incorporation                                             Identification No.)
or organization)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS


     On July 18, 2006, Tenneco Inc.'s Board of Directors elected Paul D. Novas to the position of vice president and controller. As controller, Mr. Novas will serve as the company's principal accounting officer with responsibility for Tenneco's corporate accounting and financial reporting globally. Prior to assuming his new role, Mr. Novas served as vice president of finance and administration for Tenneco's European operations from February 2004 through July 2006, with responsibility for all finance, tax and shared service operations for the company's Europe, South America and India segment. From November 1999 through February 2004, Mr. Novas was the company's vice president and treasurer. Mr. Novas joined the former Tenneco Inc. in 1996 as assistant treasurer responsible for corporate finance and North American treasury activities. Before joining Tenneco, Mr. Novas worked in the treasury office of General Motors Corporation for 10 years. Mr. Novas is 47 years old.

     Mr. Novas does not have a written employment agreement. He receives compensation and benefits consistent with those described in the company's proxy statement relating to the annual meeting of stockholders held on May 9, 2006 for executive officers. The company has a letter of understanding with Mr. Novas related to his expatriate assignment which provides benefits and reimbursements to Mr. Novas consistent with those described in the proxy statement for other officers on expatriate assignments.

     Tenneco's Board of Directors also elected John Kunz, the company's vice president and treasurer, to the position of vice president, treasurer and tax. In addition to his new global tax responsibilities, Mr. Kunz will continue in his role as treasurer with responsibility for the company's treasury, insurance and investment activities including building and managing relationships with the banking community and rating agencies. He joined Tenneco in February 2004 from Great Lakes Chemical Corporation, where he rose through various positions to become vice president and treasurer. Prior to joining Great Lakes in 1999, Mr. Kunz was director of corporate development at Weirton Steel Corporation. Mr. Kunz joined Weirton from KPMG Peat Marwick.

     A copy of the company's announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
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   99.1         Press release issued July 19, 2006




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TENNECO INC.



Date:    July 20, 2006                          By: /s/ Kenneth R. Trammell
                                                   -----------------------------
                                                   Kenneth R. Trammell
                                                   Executive Vice President and
                                                   Chief Financial Officer